Exhibit 99.1

For further information, contact:
Timothy G. Rogers
Chief Financial Officer
Technology Solutions Company
312.228.4848
timothy_rogers@techsol.com

Technology Solutions Company Announces
2008 First Quarter Financial Results
CHICAGO, IL — May 12, 2008 — Technology Solutions Company (TSC) (Nasdaq: TSCC) today announced its first quarter financial results for the quarter ended March 31, 2008.
First Quarter Results
•
Revenues before reimbursements were $5.9 million for the first quarter of 2008, an increase of $0.6 million or 11 percent from the fourth quarter of 2007, marking the first quarter of sequential growth in revenues before reimbursements in seven quarters. As compared with the first quarter of 2007 revenue before reimbursement of $6.3 million, revenue before reimbursements for the first quarter declined $0.4 million or 6 percent.

•
The net income for the first quarter was $0.1 million, or $0.05 per share, an increase of $0.17 from the ($0.12) loss per share realized in the fourth quarter of 2007, which represents the Company’s first quarterly positive earnings per share since the first quarter of 2003. Further, this marks the second consecutive quarter of improvement in the earnings (loss) per share. As compared with the first quarter of 2007, a net loss of ($3.0) million or ($1.21) per share, net income for the first quarter of 2008 improved $1.26 per share.

•	Utilization for the first quarter of 2008 was 70 percent, as compared to 71 percent in the fourth quarter of 2007 and 62 percent for the first quarter of 2007.

•
Days Sales Outstanding (“DSO”) were 55 days at March 31, 2008 as compared to 54 days at December 31, 2007, an increase of 1 day. DSO remained relatively flat while sales grew 11 percent, reflecting continued strong and timely collection of outstanding receivables. DSO improved by 14 days, or 20 percent from the 69 days realized at March 31, 2007.

•	Cash, cash equivalents and short-term investments at March 31, 2008 was $9.6 million, a decline of $1.4 million from the $11.0 million reported as of December 31, 2007.

Business Commentary
Milton G. Silva-Craig, President and CEO of TSC, stated: “We remain pleased with the progress demonstrated on the strategy communicated to the market, which includes improvement of the Company’s financial operations, development of innovative intellectual property and a greater focus on healthcare. The Company’s financial performance in first quarter of 2008, including net income profitability and revenue growth, represent significant milestones. The pilot implementation of Blue Ocean, a market leading visual performance management application, is progressing well, and we anticipate the official market launch of the product shortly. Further, we are making significant in-roads in the awareness building of our Exogen brand. All in all, this quarter represented significant progress for the Company.”
Conference Call
TSC’s management will host a conference call on Tuesday, May 13, 2008, at 8 a.m. CST. The dial-in number for the call is 866-316-1364. For international participants, the dial-in number is 913-312-1464. The live broadcast of conference call will also be available online on the Investors section of TSC’s Web site at:
http://phx.corporate-ir.net/playerlink.zhtml?c=112966&s=wm&e=1845085.
It is recommended that participants using the Web access the site at least 15 minutes before the conference call begins to download and install any necessary audio software. The call can also be heard online at http://www.firstcallevents.com. For those who cannot access the live broadcast, a replay of the call will be available until midnight CST on May 27, 2008 by dialing 888-203-1112. The international replay dial-in number is 719-457-0820. The pass code for the replay is 1139437.
About Technology Solutions Company
Technology Solutions Company (TSC) is a leading business solutions provider that partners with clients to expose and leverage opportunities that create measure and sustain the delivery of value to their customers. Our outside-in, fact-based approach quantifies value through the eyes of our client’s customers, unleashing the potential for profit and growth. TSC serves the healthcare and manufacturing industries through tailored business solutions that deliver extraordinarily rapid and guaranteed results. For more information, please visit: www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS
This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, the Company’s ability to manage decreased revenue levels; the Company’s need to attract new business and increase revenues; the Company’s declining cash position; the Company’s ability to manage costs and headcount relative to expected revenues; the Company’s ability to successfully introduce new product and service offerings; the Company’s dependence on a limited number of clients for a large portion of its revenue; the potential loss of significant clients; the Company’s ability to attract new clients and sell additional work to existing clients; the Company’s ability to attract and retain employees; the rapidly changing nature of information technology services, including the Company’s ability to keep pace with technological and market changes and its ability to refine and add to existing service offerings; the lack of shareholder approved stock options available for grants by the Company to retain existing employees; the Company’s ability to successfully integrate the Charter business with its business; and changing business, economic or market conditions and changes in competitive and other factors, all as more fully described herein and in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Such forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.
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TECHNOLOGY SOLUTIONS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months
	Ended March 31,
	2008	2007
	(unaudited)

REVENUES:
Revenues before reimbursements	$5,908	$6,337
Reimbursements	899	937

Total Revenues	6,807	7,274

COSTS AND EXPENSES:
Project personnel	3,643	4,844
Other project expenses	816	1,436
Reimbursable expenses	899	937

Cost of Services	5,358	7,217
Management and administrative support	1,297	3,095
Intangible asset amortization	49	58
Intangible asset impairment	106	143

Total Cost and Expenses	6,810	10,513

OPERATING INCOME (LOSS)	(3)	(3,239)

OTHER INCOME:
Net investment income	134	200

INCOME (LOSS) BEFORE INCOME TAXES	131	(3,039)

INCOME TAX PROVISION	—	—

NET EARNINGS (LOSS)	$131	$(3,039)

BASIC AND DILUTED NET EARNINGS (LOSS) PER COMMON SHARE	$0.05	$(1.21)

BASIC AND DILIUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	2,561	2,514

TECHNOLOGY SOLUTIONS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	March 31,	December 31,
	2008	2007
	(Unaudited)	(Audited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,621	$1,799
Short-term investments	7,936	9,169
Receivables, less allowance for doubtful receivables of $10	4,453	3,513
Other current assets	343	242

Total current assets	14,353	14,723

COMPUTERS, FURNITURE AND EQUIPMENT, NET	203	193

INTANGIBLE ASSETS, NET	363	518

Total assets	$14,919	$15,434

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,252	$1,539
Accrued compensation and related costs	1,772	2,645
Other current liabilities	785	1,078

Total current liabilities	4,809	5,262

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock, shares issued — 2,677,452; shares outstanding — 2,565,866 and 2,559,247	27	27
Capital in excess of par value	128,927	129,100
Accumulated deficit	(115,685)	(115,816)
Treasury Stock, at cost, 111,586 and 118,205 shares	(3,162)	(3,349)
Accumulated other comprehensive income:
Unrealized (loss) on short-term investments	(207)	—
Cumulative translation adjustment	210	210

Total stockholders’ equity	10,110	10,172

Total liabilities and stockholders’ equity	$14,919	$15,434